UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

 c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

February 10, 2024

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held virtually at 11:00 A.M., Eastern Time, on March 14, 2024. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card.

The matter on which you, as a stockholder of the Fund, are being asked to vote on is the election of one Class I Fund Director, Julian Reid. The Board of Directors recommends that you vote FOR the proposal.

Respectfully,

Patrick Keniston
Secretary

YOU ARE STRONGLY URGED TO VOTE. YOU MAY DO SO BY TELEPHONE; BY INTERNET; OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD, AND MAILING IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. THIS SOLICITATION IS BEING MADE BY THE BOARD OF DIRECTORS OF THE FUND.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 14, 2024

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held virtually on March 14, 2024 at 11:00 A.M. Eastern Time, for the following purpose:

1.	To elect one Class I director, Julian Reid, to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2027 (the “Proposal”); and .

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors (the “Board”) has fixed the close of business on January 17, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

This year’s Annual Meeting will be our third time hosting a virtual meeting of stockholders, which will be conducted solely online via virtual format by conference call. If you are a stockholder entitled to vote, to participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time 3 business days prior to the Meeting date and provide your fund name, name and address, and control number found in the shaded box of you proxy card. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you are a stockholder entitled to vote, you can vote by telephone or by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. If you vote in that manner but then attend the Meeting virtually, you can vote virtually at the Meeting. This solicitation is being made by the Board.

The Board also invites and encourages you to attend a presentation by the Fund’s Investment Manager, Matthews International Capital Management, LLC (the “Investment Manager”), immediately preceding the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 14, 2024: This Notice, Proxy Statement and Form of proxy card are available on the Internet at https://www.proxy-direct.com/chn-33727.

By order of the Board of Directors,

Patrick Keniston
Secretary

February 10, 2024

Q:	How can I attend the Annual Meeting?

A:	The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via virtual format by conference call. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

If you are a stockholder entitled to vote, to participate in the Meeting virtually, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time 3 business days prior to the Meeting and provide your fund name, name and address, and the control number found in the shaded box of you proxy card. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The Meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this Proxy Statement.

Q:	How do I register to attend the Annual Meeting virtually on the Internet?

A:	If you are a stockholder entitled to vote, to participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time 3 business days prior to the Meeting and provide your fund name, name and address, and control number found in the shaded box of you proxy card. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must submit proof of your proxy power (legal proxy) reflecting your China Fund, Inc. holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the Meeting date.

You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

THE CHINA FUND, INC.

 c/o Brown Brothers Harriman & Co.,

50 Post Office Square

Boston, Massachusetts 02110

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held virtually on Thursday, March 14, 2024, at 11:00 A.M. Eastern Time and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about February 10, 2024. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or by attending and voting at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the director as described in the Proposal of this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on the Proposal will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on the Proposal. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Meeting or the holders of a majority of the stock present in person or by proxy have the power to adjourn the Meeting from time to time to a date not more than 120 days after the original Record Date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held more than 120 days beyond the original Record Date. A proxy granted by a stockholder as of the original Record Date for the Meeting remains valid with respect to the shares held by such stockholder as of the subsequent record date, unless the proxy is revoked by the stockholder prior to being exercised at the adjourned or postponed meeting, provided that, unless a proxy provides otherwise, it is not valid for more than eleven months after its date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board has fixed the close of business on January 17, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 9,990,740 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in the Proposal of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2023, to any stockholder requesting such report. Requests for the annual report should be made by writing to the address listed below, by accessing the Fund’s website at www.chinafundinc.com or by calling (888) 246-2255.

The China Fund, Inc., c/o Computershare Fund Services,

PO Box 5696

Hauppauge, NY 11788-2847

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (888) 246-2255 or by accessing https://www.proxy-direct.com/chn-33727 There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet.

PROPOSAL

ELECTION OF DIRECTOR

The Fund’s By-Laws provide that the Board is to be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2027; Class II, 2025; and Class III, 2026. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The Board has nominated Julian Reid to serve as a Class I Director of the Fund until the Fund’s 2027 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. Reid to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2027, or until his successor is elected and qualified. Mr. Reid has indicated that he will serve if elected. If Mr. Reid should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace Mr. Reid. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the Meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

INFORMATION RELATING TO PROPOSAL

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning the nominee and other members of the Board each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.”

Name (Age) and Address(1) of Directors or Nominee for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(2) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Julian Reid (79)	Chairman of the Board and Director	2018 (2024)	Director and Chairman of 3a Funds Group (1998- present).	1	Director and Chairman of the Board, The Korea Fund, Inc.
CLASS II
Richard A. Silver (77)	Director	2018 (2025)	Retired.	1	Director, The Korea Fund, Inc.
Yan Hu (62)	Director	2022 (2025)	Owner, Ink Stone Ltd. (2020-present); Advisor, Vermilion Partners (2016-present).	1	Director, The Korea Fund, Inc.
CLASS III
George J. Iwanicki (63)	Director	2020 (2026)	GEM/Asia-Pacific Equity Investment Strategist, JP Morgan Asset Management (1992-2019).	1	None.

(1)	For purposes of Fund business, all Directors may be contacted at the following address: c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is currently composed of four Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by Matthews International Capital Management, LLC, the Fund’s Investment Manager, and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director also has considerable familiarity with the Fund and its administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of their substantial prior service as a Director or officer of the Fund and, in several cases, as a director or executive of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this Proxy Statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Julian Reid: Mr. Reid has been involved in both U.S. and international investment management for over 50 years and was based in Asia, between Hong Kong and Singapore, for more than half that time making regular business visits to China from 1978. Mr. Reid served inter alia as head of the investment company business for Jardine Fleming, at the time a leading investment management company in Asia subsequently acquired by JP Morgan, and as the chairman and/or a director of numerous investment companies listed across Asia, or in London & New York. He is an Affiliate of the Securities Industry of Australia and has been licensed by the respective regulatory bodies in the United Kingdom, Hong Kong, Singapore and Australia. In 2007, Mr. Reid was named "Small Board Trustee of the Year" by Fund Directions, a U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of The Korea Fund, Inc.

Richard A. Silver: Mr. Silver has more than 30 years of senior executive experience in the investment management industry. Mr. Silver served as treasurer and chief financial officer of all Fidelity Mutual Funds and as executive vice president of Fidelity Investments, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as senior vice president, treasurer and chief financial officer of The Colonial Group, Inc. for nearly 19 years, heading the company's financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers' Committee of the Investment Company Institute for approximately seven years.

George J. Iwanicki: Mr. Iwanicki has more than 30 years of experience in the financial industry, most recently as a Managing Director at JP Morgan Asset Management (“JPMAM”), serving as an Economist, Investment Strategist, and Portfolio Manager in both Developed and Emerging Markets. Formally trained in Mathematics and Economics, Mr. Iwanicki spent five years on a collaborative sell-side economics research team at Kidder, Peabody & Co. before joining JPMAM as its U.S. Economist in 1992. He spent the next eight years focusing on Developed Markets in a series of roles that evolved from Economics to Investment Strategy and Asset Allocation. In 2000, Mr. Iwanicki accepted the role of Macro Strategist for the Global Emerging Markets Equity effort, responsible for driving asset allocation and investment strategy across the GEM Equity platform. Over the following decade, he built a quantitative research team, which developed a series of quantitative investment models driving a highly successful GEM Equity investment product. As a member of the GEM Operating Committee, from 2014 through 2019 Mr. Iwanicki helped manage an internal merger of the GEM and Asia-Pacific Equity teams within JPMAM, reverting to the Macro Strategist role for the combined entity in the interest of harmonizing research platforms and asset allocation strategies. Simultaneously, from 2016 through 2019, Mr. Iwanicki served on JPMAM’s Investment Strategy Review Committee, which performed internal due diligence across the firm’s funds, vetting methods, benchmarks, performance, and presentation materials.

Yan Hu: Ms. Hu has over 30 years of experience advising and managing international financial services firms. She currently serves as an advisor to Vermilion Partners, an affiliate of Natixis SA providing China related cross-border M&A advisory services. She is also an advisor and a partner in China with Investment & Pension Europe, an institutional investor focused industry publication. Ms. Hu was a Managing Director and head of Vermilion’s Financial Institutions Group during 2012-2016. Prior to joining Vermilion, Ms. Hu was the Country Head and Chief Representative for Sun Life Financial in China from 2007 to 2012 during which she oversaw all of Sun Life group’s China-related activities, including market entry initiatives in pension and investment business and shareholding restructuring of their 50/50 life insurance joint venture with China Everbright Group. Throughout her career, Ms. Hu has provided advisory services to leading international and Chinese domestic financial service institutions on their Asian business strategies. Her experience also expands to North Asian economies and has covered other European countries at the request of her Chinese financial institution client for acquisition opportunity in insurance, asset management and securities sectors. Ms. Hu has recently joined the board of The Korea Fund.

The Fund’s Board has an Audit, Valuation and Compliance Committee (“Audit Committee”), which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of Messrs. Silver, Reid and Iwanicki, and Ms. Hu, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Audit Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Reid will be re-elected by the Board to the Audit Committee. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met five times during the fiscal year ended October 31, 2023. The Audit Committee has a charter, which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Governance, Nominating and Compensation Committee (“Governance Committee”), which is responsible for nominating candidates to fill any vacancies on the Board. The Fund’s Governance Committee is comprised of Messrs. Silver, Reid and Iwanicki and Ms. Hu, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Governance Committee Charter. All of the members of the Governance Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund. Currently, the Governance Committee does not have a policy to consider nominees recommended by stockholders. The Governance Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Governance Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Investment Manager and other principal service providers. The Governance Committee does not have specific minimum qualifications that must be met by candidates recommended by the Governance Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s Audit Committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Governance Committee met three times during the fiscal year ended October 31, 2023. The Governance Committee has a charter, which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Contracts Committee, which is responsible for the review of the Fund’s contractual arrangements with the Fund’s service providers. The Contracts Committee reviews contracts with the Fund’s service providers at least annually and makes recommendations to the Board with respect to service provider contracts. The current members of the Contracts Committee are Messrs. Silver, Reid, and Iwanicki, and Ms. Hu, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Contracts Committee Charter.

The Fund has an Investment Committee, which is responsible for assisting the Board with all investment manager selection and implementation and for reviewing such investment managers for compliance and performance relative to objectives. The current members of the Investment Committee are Messrs. Silver, Reid, and Iwanicki, and Ms. Hu, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Investment Committee Charter.

The Fund has a Discount Management Committee, which is responsible for making determinations between meetings of the Board regarding the Fund’s Discount Management Program. The current members of the Discount Management Committee are Messrs. Silver, Reid, and Iwanicki, and Ms. Hu, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Discount Management Committee Charter.

The Fund does not have a specified process for stockholders to send communications to the Board since stockholders may communicate directly with the Board at the Annual Meeting of Stockholders and by way of the Chairman’s contact information disclosed on every report of the Fund. The Board welcomes communication from stockholders.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, each Director attended the 2023 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and three special meetings during the fiscal year ended October 31, 2023. Each Director attended every meeting and of any committee meeting on which he or she served, with the exception of Ms. Hu, who was unable to attend the Special Meeting held on December 15, 2022. The Board expects every member to attend each meeting of the board or a committee either in person or by telephone.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third-party service providers, such as the Fund’s Investment Manager, Administrator (Brown Brothers Harriman & Co.), and Foreside Fund Officer Services, LLC, which provides Chief Compliance Officer and Treasury services for the Fund. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to certain limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s advisory agreement, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s Investment Manager and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the Investment Manager of the Fund and the Officers and Directors of the Investment Manager. To the best of the Fund’s knowledge, all of the filings by the Directors and officers of the Fund and the Investment Manager were made on a timely basis during the 2023 fiscal year, except for Ms. Hu. A Statement of Changes of Beneficial Ownership of Securities on Form 4 for Ms. Hu was not timely filed during the 2023 fiscal year due to an inadvertent administrative error.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Theresa Noriega-Lum (58) Matthews Asia 4 Embarcadero Center, Suite 550 San Francisco, CA 94111	President	2022	Chief Financial Officer, Matthews International Capital Management, LLC (2018-present); Head of Business Initiatives, BlackRock (2004-2018).
Patrick Keniston (60) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer and Secretary	Chief Compliance Office Since 2011; Secretary Since 2019	Senior Principal Consultant, Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2008-present).
Monique Labbe (50) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite100, Portland, ME 04101	Treasurer	2015	Senior Principal Consultant, Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2014-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the Directors and Nominee for Director as of December 31, 2023.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (1)
Julian Reid	$1-$10,000	$1-$10,000
Richard A. Silver	$10,001-$50,000	$10,001-$50,000
George J. Iwanicki	$10,001-$50,000	$10,001-$50,000
Yan Hu	$10,001-$50,000	$10,001-$50,000

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $253,000 during the fiscal year ended October 31, 2023, and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at Directors’ meetings was $7,728. The Chairman of the Fund, Chairman of the Audit Committee, and all other Directors currently receive an annual fee of $71,000, $65,000, and $57,000, respectively as of January 1, 2024.  In addition to the annual fee, for each special Board or Committee meeting which is held in person, each Director is entitled to a fee of $3,000 and for each special Board or Committee meeting held telephonically, each Director is entitled to a fee of $1,000. Three special Board meetings were held telephonically during the fiscal year ended October 31, 2023.

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2023. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Julian Reid	$71,500	—	—	$71,500
Richard A. Silver	$65,500	—	—	$65,500
George J. Iwanicki	$58,000	—	—	$58,000
Yan Hu	$58,000	--	--	$58,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Stockholder Approval

The election of Mr. Reid will require the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL.

GENERAL INFORMATION

Investment Manager

Matthews International Capital Management, LLC acts as the Investment Manager to the Fund pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is Four Embarcadero Center Suite 550 San Francisco, Ca 94111.

Fund Administration

Brown Brothers Harriman & Co. acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110.

Independent Registered Public Accounting Firm

Tait Weller served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2022, and October 31, 2023, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal years ended October 31, 2022, and October 31, 2023, were $50,000 and $50,000, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2022, and October 31, 2023, Tait Weller did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for each of the fiscal years ended October 31, 2022, and October 31, 2023, were $5,000 and $5,000, respectively.

All Other Fees. For the fiscal years ended October 31, 2022, and October 31, 2023, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2022, and October 31, 2023, were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal years ended October 31, 2022, and October 31, 2023, Tait Weller did not provide any non-audit services to Matthews International Capital Management, LLC, the Fund’s Investment Manager, or any other entity in the Fund’s Investment Company Complex.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2023, with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2023, be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Richard A. Silver – Audit Committee Chairman

Julian Reid – Audit Committee Member

George J. Iwanicki – Audit Committee Member

Yan Hu – Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of January 17, 2024.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	9,990,740	98.4%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	3,374,284	33.8%
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	1,324,568	13.3%
Common Stock	Allspring Global Investments, LLC 525 Market Street, 12th Floor, San Francisco, CA 94105	1,123,354	11.2%
Common Stock	Bill & Melinda Gates Foundation Trust2365 Carillon Point, Kirkland, Washington 98033	520,704	5.2%
Common Stock	Public Employees Retirement System of Ohio 277 East Town Street Columbus, OH 43215	484,845	4.9%

MISCELLANEOUS

Proxies will be solicited by mail or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained Computershare Fund Services to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $6,000 plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 14, 2024, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of this Proxy Statement, please call (888) 246-2255 or by accessing; https://www.proxy-direct.com/chn-33727

If you would like to receive a separate copy of future proxy statements, or you are now receiving multiple copies of proxy statements and would like to receive a single copy in the future, please contact the number above.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2025 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110) not later than November 14, 2024. Any stockholder who desires to bring a proposal at the Fund’s 2024 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110), not before December 16, 2024, and not later than January 13, 2025.

By order of the Board of Directors,

Patrick Keniston
Secretary

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

February 10, 2024

THE CHINA FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on March 14, 2024 at 11:00 a.m. Eastern Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY

THE CHINA FUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 14, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder(s) of The China Fund, Inc. (the "Fund"), revoking previous proxies, hereby appoints Monique Labbe and Patrick Keniston, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund ("Annual Meeting"), to be held via virtual format by conference call at 11:00 a.m., Eastern Time, on March 14, 2024, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CHI_33727_011724

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
The China Fund, Inc.
Stockholders Meeting to be held virtually on March 14, 2024.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/chn-33727

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 14, 2024 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposal **The Board of Directors unanimously recommends a vote "FOR" the Proposal.**

1. To elect one Class I director:

	FOR	WITHHOLD
01. Julian Reid	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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